UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2025

DATAVAULT AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

On March 16, 2025, Datavault AI Inc., a Delaware corporation (the “Company”), entered into a share exchange agreement (the “Exchange Agreement”) with NYIAX, Inc., a Delaware corporation (“NYIAX”), pursuant to which NYIAX exchanged 900,000 shares of NYIAX’s common stock, par value $0.0001 per share (the “NYIAX Common Stock”), which resulting number of shares of NYIAX Common Stock equaled to twelve percent (12%) of the aggregate issued and outstanding NYIAX Common Stock at the time of the closing (the “Shares”), including the Shares, for aggregate consideration of up to 5,000,000 shares of common stock of the Company, par value $0.0001 per share (the “Datavault Common Stock”) (collectively, the “Exchange”).

In connection with the Exchange, the Company agreed to enter into a lock-up agreement in respect of the Shares, pursuant to which the Shares shall be subject to lock-up restrictions for four (4) years from the issuance (the “Datavault Lock-Up Agreement). Concurrently, NYIAX agreed to enter into (i) a lock-up agreement in respect of the additional shares (the “Additional Shares”) to be issued by the Company to NYIAX pursuant to the Exchange Agreement, pursuant to which the Additional Shares shall be subject to lock-up restrictions for two (2) years from the issuance (the “Additional Lock-Up Agreement”), (ii) a lock-up agreement in respect of the consideration shares (the “Consideration Shares”) to be issued by the Company to NYIAX pursuant to that certain White Label, Co-Marketing and Intellectual Property Cross-License Agreement, by and between the Company and NYIAX, dated as of March 16, 2025, pursuant to which the Consideration Shares shall be subject to lock-up restrictions for one (1) year from the issuance (the “Consideration Lock-Up Agreement”), and (iii) a lock-up agreement in respect of the closing shares (the “Closing Shares”) to be issued by the Company to NYIAX pursuant to the Exchange Agreement, pursuant to which the Closing Shares shall be subject to lock-up restrictions for one (1) year from the issuance (the “Closing Lock-Up Agreement”, and together with the Datavault Lock-Up Agreement, the Additional Lock-Up Agreement, and the Consideration Lock-Up Agreement, the “Lock-Up Agreements”).

On April 9, 2025, the Company and NYIAX entered into the Lock-Up Agreements.

The foregoing summary of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Datavault Lock-Up Agreement, dated April 9, 2025, by and between Datavault AI Inc. and NYIAX, Inc.
10.2	Additional Lock-Up Agreement, dated April 9, 2025, by and between Datavault AI Inc. and NYIAX, Inc.
10.3	Consideration Lock-Up Agreement, dated April 9, 2025, by and between Datavault AI Inc. and NYIAX, Inc.
10.4	Closing Lock-Up Agreement, dated April 9, 2025, by and between Datavault AI Inc. and NYIAX, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer